Exhibit 10.14

REVIVOR AND FIRST AMENDMENT TO

AGREEMENT OF SALE AND PURCHASE AND JOINT ESCROW INSTRUCTIONS

THIS REVIVOR AND FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE AND JOINT ESCROW INSTRUCTIONS (this “First Amendment”) is made effective the 2nd day of July, 2009, by and between BEHRINGER HARVARD MULTIFAMILY OP I LP,  a Delaware limited partnership (“Buyer”), and WATERFORD PLACE APARTMENTS, LLC, a California limited liability company (“Seller”).

R E C I T A L S:

WHEREAS, Seller and Buyer entered into that Agreement of Sale and Purchase And Joint Escrow Instructions dated May 29, 2009 (“the Purchase Agreement”) whereby Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller the Property, as defined therein.  Unless otherwise expressly defined herein, all initially-capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, Buyer delivered a Disapproval Notice to Seller on June 22, 2009 and, accordingly, the Purchase Agreement terminated in accordance with its express terms and conditions.

WHEREAS, Buyer and Seller now desire to revive the Purchase Agreement on certain amended terms and conditions as herein provided.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.             Recitals.  The foregoing recitals are true and are incorporated herein by this reference as though set forth in full.

2.             Revivor.  Buyer and Seller hereby agree that the Purchase Agreement, as amended by this First Amendment, is in full force and effect and is revived as a continuing agreement between Buyer and Seller.  The terms and conditions of such revivor are and shall be deemed automatically accomplished by the execution of this First Amendment and the Purchase Agreement shall be deemed to have been in continuous existence without interruption from and after execution of this First Amendment by Buyer and Seller.

3.             Rescission of Disapproval Notice.  Upon the mutual execution and delivery of this First Amendment, this First Amendment shall constitute Buyer’s (a) irrevocable rescission of the Disapproval Notice, and (b) approval of all of the matters described in Sections 3.1 and 3.2 of the Purchase Agreement.

4.             Amendment of Purchase Price.  The Purchase Price in Section 2.2 of the Purchase Agreement and all other places in which the term Purchase Price is used is hereby amended to be SEVENTY NINE MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($79,700,000.00).

5.             Deposit.  On or before 5:00 p.m. Pacific Time on the second (2nd) business day after the mutual execution and delivery of this First Amendment, Buyer shall deposit the Initial Deposit (to the extent the Initial Deposit was previously returned to Buyer) and the Additional Deposit with Escrow Agent in accordance with Section 2.3.1 of the Agreement.  Buyer’s failure to make the Initial Deposit (to the extent necessary) and the Additional Deposit by such time shall constitute a default by Buyer under the Purchase Agreement.

6.             Seller’s Closing Documents.  If the Association (as defined below) has been activated and/or initial Board members and/or officers were appointed upon the Association’s organization, new Subsections (l) — (n) are hereby added to Section 9.5.1 of the Agreement which shall read as follows:

“                                                                                                                                          (l)            Resignations executed by the two (2) existing members of the Board of Directors (the “Board”) of the Waterford Condominium Owners Association (the “Association”) who represent the Apartments Condominium Unit together with resignations from any officers of the Association that Buyer determines would not be retained by the new Board appointed under (n) below;

(m)          A Unanimous Consent of All Members of the Association executed by Seller as the owner of the Retail Condominium Unit and to be executed by Buyer as the owner of the Apartments Condominium Unit appointing the two (2) new Board Members selected by Buyer to serve on the Board with the remaining Retail Condominium Director; and

(n)           A Unanimous Consent of All Members of the Board (after the appointment of new Board members under (m) above) electing new officers to replace those resigning under (l) above.”

7.             Amendment to Section 10.23; Mixed Use Project.  Section 10.23 of the Purchase Agreement is hereby deleted and replaced, in its entirety, with the following:  “Buyer expressly acknowledges and agrees that (a) the Property is part of a larger mixed-use project that includes the Property and a retail shopping center (the “Shopping Center”); (b) no later than upon the Close of Escrow, the Property and the Shopping Center will be owned by different parties; and (c) the Property and the Shopping Center are subject to that certain “Waterford Place Declaration of Restrictions (CC&Rs)” recorded on November 3, 2003 as Recorder Series No. 2003-6533881 as amended by that certain “First Amendment to Waterford Place Condominiums Declaration of Restrictions (CC&Rs)” recorded on November 12, 2003 as Recorder Series No. 2003-2003671544 (collectively, the “Declaration”) which, among other things, creates certain rights-of-ways, easements, rights, obligations and other matters affecting the Property and the Shopping Center.  Seller desires to make certain commercially reasonable amendments to the Declaration in order to reflect its interests with respect to its retaining ownership of the Shopping

Center  (the “Declaration Amendment”).  The parties hereto hereby intend to negotiate in good faith on the terms and conditions of the Declaration Amendment, and if agreed upon on or before ten (10) days from the effective date hereof, such Declaration Amendment shall be attached hereto pursuant to an amendment to this Agreement and shall be executed at Closing by the parties and recorded.  In the event that the parties have not agreed upon the Declaration Amendment by the expiration of such ten (10) day period, then either party by notice to the other shall have the right to terminate this Agreement in which event the Deposit shall be returned to Buyer and the parties shall have no further obligation to one another except as set forth herein.  In the event of agreement on the Declaration Amendment, Buyer also agrees that the Declaration Amendment shall constitute a Permitted Exception.”

8.             Conflict.  This First Amendment is and shall be construed as a part of the Purchase Agreement.  In case of any inconsistency between this First Amendment and the Purchase Agreement, the provisions containing such inconsistency shall first be reconciled with one another to the maximum extent possible, and then to the extent of any remaining inconsistency, the terms of this First Amendment shall be controlling.

9.             Force and Effect.  Except as set forth in this First Amendment, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect.

10.           Counterparts; Authority; Electronic Signatures.  The parties agree that this First Amendment may be executed in multiple counterparts which, when signed by all parties, shall constitute a binding agreement.  The parties further represent and warrant that the each natural person who is executing this First Amendment its behalf has the full power and authority to execute this First Amendment and to bind it to the terms hereof.  Signatures to this First Amendment transmitted by telecopy or electronic mail shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver an execution original of this First Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this First Amendment, it being expressly agreed that each party to this First Amendment shall be bound by its own telecopied or electronically mailed signature and shall accept the telecopied or electronically mailed signature of the other party to this First Amendment.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date and year first set forth above.

SELLER:	WATERFORD PLACE APARTMENTS LLC, a California limited liability company

	By:	Shea Properties Management Company, Inc., a Delaware corporation
	Its:	Manager

		By:	/s/ Kirk Roloff
		Name:	Kirk Roloff
		Title:	Assistant Secretary

		By:	/s/ Stephen D. Stambaugh
		Name:	Stephen D. Stambaugh
		Title:	Assistant Secretary

BUYER:	BEHRINGER HARVARD MULTIFAMILY OP I LP, a Delaware limited partnership

	By:	BHMF, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Mark T. Alfieri
Mark T. Alfieri
Chief Operating Officer